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                                                        Exhibit 10.24




             COLLATERAL ASSIGNMENT OF RIGHTS UNDER LICENSE AGREEMENT


         THIS COLLATERAL ASSIGNMENT OF RIGHTS UNDER LICENSE AGREEMENT (this "Collateral Assignment") is entered into as of March 16, 2001, by Interact Commerce Corporation, a Delaware corporation ("Borrower"), and Foothill Capital Corporation ("Lender") in light of the following:

         WHEREAS, Symantec Corporation, a Delaware corporation, Symantec Limited, a limited liability company organized under the laws of Ireland, (collectively, "Symantec"), and Borrower are parties to that certain Software License Agreement, dated as of December 6, 1999 (the "License Agreement").

         WHEREAS, Borrower and Lender are entering into that certain Loan and Security Agreement, of even date herewith (the "Loan Agreement"), pursuant to which Lender has agreed to extend certain financial accommodations to Borrower.

         WHEREAS, Lender has required, as a condition precedent to consummating the transactions contemplated in the Loan Agreement, that Borrower collaterally assign to Lender all of Borrower's rights and benefits with respect to the License Agreement, in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender hereby agree as follows:

         1. Any capitalized term in this Collateral Assignment shall have the definition contained in the License Agreement unless otherwise defined herein.

         2. As additional security for the Obligations of Borrower to Lender arising under, and as defined in, the Loan Agreement, Borrower hereby collaterally assigns and transfers to Lender, and grants to Lender a security interest in, all of Borrower's rights, benefits, remedies, privileges, and claims with respect to the License Agreement (collectively, the "Rights"), including, without limitation: (i) the rights of Borrower to indemnification under Section 14 of the Agreement; (ii) the rights and remedies of Borrower with respect to any breach by Symantec of any of its representations, warranties and covenants under the License Agreement; (iii) the rights licensed by Symantec to Borrower under the License Agreement; and (iv) the rights of Borrower to convert the Licenses and to exercise the Purchase Option under Section 9 of the License Agreement (including the right to make additional Royalty payments under Section 9.6).

         3. Borrower agrees that it will perform and comply with the terms and conditions of the License Agreement.

         4. Upon the occurrence of an Event of Default under the Loan Agreement, in the exercise by Lender of its rights and remedies under the Loan Agreement, and subject to the terms and conditions thereof, Borrower acknowledges and agrees that Lender may succeed to the Rights or such of them as Lender may elect. In connection therewith, Borrower agrees that Lender may assert, as Lender may deem proper, either directly or on behalf of Borrower, any of


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the Rights, Lender may receive and collect all damages, awards, and other monies resulting therefrom, Lender may cure any defaults of Borrower (but shall have no obligation to do so) under the License Agreement, Lender may convert Licenses or exercise the Purchase Option, and Lender may foreclose upon, sell and transfer such of the Intellectual Property and Licensed Products as Lender may elect, in all cases subject to terms, conditions and restrictions of the Loan Agreement and the License Agreement.

         5. Borrower hereby irrevocably makes, constitutes, and appoints Lender (and all officers, employees, or agents designated by Lender) as its true and lawful attorney (and agent-in-fact) for the purposes of enabling Lender or its agent to assert and effect the rights and actions described hereinabove.

         6. Borrower agrees that it shall keep Lender fully informed of all circumstances bearing in any material respect upon the Rights, including the compliance or non-compliance by Borrower or Symantec of each such party's respective obligations under the License Agreement. Borrower shall not waive, amend, alter, or modify the License Agreement, any of its terms, or any of the Rights without prior written consent of Lender, which consent shall not be unreasonably withheld.

         7. This Collateral Assignment shall continue in effect until all of the Obligations under and as defined in the Loan Agreement have been indefeasibly paid and discharged in full.

         8. Borrower acknowledges and agrees that it shall remain liable under the License Agreement to observe and perform all of the conditions and obligations in the License Agreement which Borrower is bound to observe and perform, and that, except as expressly provided hereunder, neither this Collateral Assignment nor any action taken pursuant hereto shall cause Lender to be under any obligation as to the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms of the License Agreement.

         9. This Collateral Assignment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same agreement. This Collateral Assignment shall become effective upon the execution of a counterpart of this Collateral Assignment by each of the parties hereto.

         10. THE VALIDITY OF THIS COLLATERAL ASSIGNMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COLLATERAL ASSIGNMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. EACH OF THE PARTIES WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO


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VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE HEREWITH. EACH OF
THE PARTIES WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT THIS COLLATERAL ASSIGNMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF THE PARTIES REPRESENT THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


         IN WITNESS WHEREOF, this Collateral Assignment has been executed and delivered as of the date first set forth above.

                                        INTERACT COMMERCE CORPORATION,
                                        a Delaware corporation


                                        By /s/ Michael C. Drexler
                                          -------------------------------------

                                        Title: Vice President of Finance
                                              ---------------------------------


                                        FOOTHILL CAPITAL CORPORATION


                                        By /s/ Rhonda R. Foreman
                                          -------------------------------------

                                        Title: Senior Vice President
                                              ---------------------------------



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              CONSENT TO COLLATERAL ASSIGNMENT OF BORROWER'S RIGHTS

                  Each of Symantec Corporation, a Delaware corporation, and Symantec Limited, a limited liability company organized under the laws of Ireland, hereby agrees and consents to the collateral assignment of the Rights in accordance with the terms of the Collateral Assignment of Rights Under License Agreement (the "Assignment") to which this Consent is attached, subject to the terms, restrictions and limitations set forth in the License Agreement and hereinafter set forth.

                  Nothing in the Assignment or the exercise by Lender of its rights thereunder shall constitute a breach thereof; provided that any such exercise of rights by Lender shall be subject to all of the terms of the License Agreement, including (a) Borrower's obligations to pay Royalties under Sections
6.2 and 6.3 of the License Agreement, (b) the audit rights under Section 6.4 thereof, (c) Borrower's obligations to pay taxes and other amounts under Section
7.1 thereof, (d) the standards of performance under Section 7.2 thereof, (e) export compliance obligations under Section 8.1 thereof, (f) non-competition obligations under Section 9.3 thereof, (g) the conditions to exercise of Rights to convert the Licenses and exercise the Purchase Option under Sections 9.1 and
9.2 thereof, (h) the obligations relating to the Derivative Products escrow under Section 9.7 thereof, and (i) the confidentiality obligations under Section 10 thereof.

                  The undersigned agree any assignment by Lender of the Borrower's rights in the License Agreement or any transfer by Lender of any interest of Borrower in the Intellectual Property, Licenses, Licensed Products or other Rights shall be subject to the consent of Symantec Corporation (which shall not be unreasonably withheld). The undersigned further agree that any conversion of Licenses or exercise of the Purchase Option under Sections 9.1 or
9.2 of the License Agreement shall be effective but shall be subject to payment in full of the Royalties as required to be paid under the License Agreement and compliance with all other terms and conditions for conversion or exercise contained in the License Agreement.

                  The undersigned further agree to provide Lender with a copy of any written notice of default or breach by Borrower of the License Agreement or of termination of the License Agreement sent to Borrower by the undersigned, agree that Lender shall have 30 days from receipt of any such notice to cure any such default or breach, agree that no termination of the Agreement shall be effective absent such 30-day notice and cure right for the benefit of Lender, and agree that no waiver, amendment, alteration, or modification of the License Agreement or any of the Rights shall be effective without prior written consent of Lender, which consent shall not be unreasonably withheld.

                  The undersigned represent and warrant that as of the date hereof the License Agreement is in full force and effect in the form originally executed, as amended by Amendment to Software License Agreement dated December 31, 1999, and Amendment to Software License Agreement dated November 3, 2000, and that to the knowledge of the undersigned no material breach or default has occurred thereunder.

                  This consent is subject to the provisions of Section 10 of the Assignment regarding choice of law, venue and waiver of jury trial rights.



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    Date: March 16, 2001

                                        Symantec Corporation,
                                        a Delaware corporation

                                        By /s/ Gregory Myers
                                          --------------------------------------

                                        Title: Senior Vice President and CFO
                                              ----------------------------------



                                        Symantec Limited,
                                        a limited liability company organized
                                        under the laws of Ireland

                                        By /s/ Gregory Myers
                                          --------------------------------------

                                        Title: Director
                                              ----------------------------------




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